Exhibit 99.13

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-A

KEY PERFORMANCE FACTORS
January 31, 1997



        Expected B Maturity                                        3/17/03


        Blended Coupon                                              5.7223%



        Excess Protection Level
          3 Month Average  4.90%
          January, 1997  3.79%
          December, 1996  5.49%
          November, 1996  5.41%


        Cash Yield                                  17.09%


        Investor Charge Offs                        4.81%


        Base Rate                                   8.49%


        Over 35 Day Delinquency                     4.60%


        Seller's Interest                           13.97%


        Total Payment Rate                          12.21%


        Total Principal Balance                     $23,234,782,634.76


        Investor Participation Amount               $700,000,000.00


        Seller Participation Amount                 $3,245,155,116.27